                                                     June 30, 2005

Jaguar Acquisition Corporation
1200 River Road, Suite 1302
Conshohocken, Pennsylvania 19428

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

         Re:  Initial Public Offering
              -----------------------

Gentlemen:

         FA Holdings, LLC ("Stockholder"), a stockholder of Jaguar
Acquisition Corporation ("Company"), in consideration of EarlyBirdCapital, Inc.
("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, the Stockholder will vote all Insider Shares owned by it in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), Stockholder will vote all
Insider Shares owned by it in favor of the Company's decision to liquidate. Each of Stockholder and each controlling person of Stockholder (each a "Control
Person") hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent)
and any remaining net assets of the Company as a result of such liquidation with respect to its Insider Shares ("Claim") and hereby waives any Claim either may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         3. Stockholder acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither Stockholder, any Control Person, nor any affiliate of
Stockholder or any Control Person ("Affiliate") will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that Stockholder shall be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         5. Neither Stockholder, any Control Person, nor any Affiliate will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any
Affiliate of the undersigned originates a Business Combination.

         6. Stockholder will escrow its Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with Stockholder and an escrow agent acceptable to the Company.

         7. Stockholder's Questionnaire furnished to the Company and EBC and annexed as Exhibit A hereto is true and accurate in all respects. Stockholder represents and warrants that no Control Person:

     (a) is subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and is not currently a defendant in any such criminal proceeding; and

     (c) has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         8. Stockholder has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

         9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to

conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Stockholder hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern
District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii)
irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, Stockholder will promptly notify the Company and EBC and appoint a substitute agent acceptable to each of the Company and EBC within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

         10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                         FA Holdings, LLC
                                         -----------------------------
                                         Print Name of Insider

                                         /s/ William J. Westervelt, Jr.
                                         ------------------------------
                                         Signature